This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Final Term Sheet                                    Prepared: September 28, 1999

                           $268,735,000 (Approximate)
                     Headlands Home Equity Loan Trust 1999-1
               Home Equity Loan Asset-Backed Notes, Series 1999-1
                                  [LOGO]Ambac
                                 (Note Insurer)

- -------------------------------------------------------------------------------------------------------------------
                               WAL      Payment                                     Expected
                             (Yrs.)     Window                      Spread/          Rating            Legal Final
  Class       Amount (1)      Call    Call (mos)     Benchmark       Coupon       (S&P/Moody's)         Maturity
   A-1       $211,693,000     2.75      1 - 80       1 M LIBOR      35.5 bps         AAA/Aaa         September 2025
   A-2        $57,042,000     2.77      1 - 80       1 M LIBOR      40.0 bps         AAA/Aaa         September 2025
- -------------------------------------------------------------------------------------------------------------------

   Total      $268,735,000
   (1) Subject to a plus or minus 10% variance.

Underwriter:               Greenwich Capital Markets, Inc.

Seller & Servicer:         Headlands Mortgage Company ("Headlands" or the
                           "Company").

Sponsor:                   Headlands Mortgage Securities, Inc.

Note Insurer:              Ambac Assurance Corporation.

Indenture Trustee:         First National Bank of Chicago.

Owner Trustee:             Wilmington Trust Company.

Federal Tax Status:        It is anticipated that the Class A-1 and the Class
                           A-2 Notes (the "Notes") will be treated as debt instruments for federal income tax purposes.

Registration:              The Notes will be available in book-entry form
                           through DTC.

Pricing Date:              September 22, 1999.

Expected Closing Date:     On or about September 29, 1999.

Expected Settlement Date:  On or about September 29, 1999.

Cut-off Date:              The close of business on September 15, 1999.

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A-1 and Class A-2 Notes for a given Distribution Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

GREENWICH CAPITAL
- --------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Distribution Dates:        The 15th day of each month (or the next succeeding
                           business day), beginning October 15, 1999.

Credit Enhancement:        Excess Interest, Overcollateralization, Cross
                           Collateralization, the Reserve Fund and a surety wrap to be provided by Ambac Assurance Corporation
                           ("Ambac").

ERISA Eligibility: The Notes are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:           The Notes will not constitute "mortgage related
                           securities" for purposes of SMMEA.

Optional Termination:      10% optional termination provision. If the optional
                           termination is not exercised, the Class A-1 and Class
                           A-2 margin will each double.

Prepayment Assumption:     40% CPR, 20% Draw Rate on the HELOCs
                           30% CPR on the Closed-End Seconds.

Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans will be approximately $270,767,162, of which: (i) approximately $213,293,227 will be in Group I (the "Group I Mortgage Loans") and (ii) approximately $57,473,935 will be in Group II (the "Group II Mortgage Loans" and together with the Group I Mortgage Loans, the "Mortgage Loans").

Group I Mortgage Loans:    The Group I Mortgage Loans will consist of
                           $186,294,677 of adjustable-rate home equity revolving credit line loans (the "Group I HELOCs") made under certain home equity revolving credit line loan agreements and $26,998,550 of fixed-rate closed-end second lien home equity loans (the "Group I
                           Closed-End Seconds"). The Group I Mortgage Loans substantially conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by the Federal National
                           Mortgage Association. These criteria have been used solely in selecting the Group I Mortgage Loans. No representation and warranty is made that each individual Group I Mortgage Loan would be eligible for purchase by the Federal National Mortgage
                           Association.

Group II Mortgage Loans:   The Group II Mortgage Loans will consist of
                           $52,387,942 adjustable-rate home equity revolving credit line loans (the "Group II HELOCs") made under certain home equity revolving credit line loan agreements and $5,085,993 of fixed-rate closed-end second lien home equity loans (the "Group II
                           Closed-End Seconds").

Group I HELOC
Amortization:              Approximately 75.22% of the Group I HELOCs have 5
                           year draw periods followed by a 10 year amortization period, while the remaining 24.78% have a 15 year draw period followed by a 10 year amortization period. Each outstanding Group I HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period.
                           Each Group I HELOC interest rate continues to adjust
                           (on the first of each month) over the life of the loan.

GREENWICH CAPITAL
- --------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Group I Closed-end
Second Amortization:       Fully amortizing and balloons.

Group I
HELOC Interest Rates:      100% Prime-based, monthly re-setting Group I HELOCs.
                           Substantially all of the Group I HELOCs are teased for 3 months from origination and adjust thereafter.
                           The weighted average margin on the Group I HELOCs as of the Cut-off Date is approximately 3.321%, with the margins ranging from -1.000% to 7.000%. Substantially all of the Group I HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

Group I Closed-end
Second Interest Rates:     100% Fixed Rate.

Group II HELOC
Amortization:              Approximately 71.49% of the Group II HELOCs have 5
                           year draw periods followed by a 10 year amortization period, while the remaining 28.51% have a 15 year draw period followed by a 10 year amortization period. Each outstanding Group II HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period.
                           Each Group II HELOC interest rate continues to adjust
                           (on the first of each month) over the life of the loan.

Group II Closed-end
Second Amortization:       Fully amortizing and balloons.

Group II
HELOC Interest Rates:      100% Prime-based, monthly re-setting Group II HELOCs.
                           Substantially all of the Group II HELOCs are teased for 3 months from origination and adjust thereafter.
                           The weighted average margin on the Group II HELOCs as of the Cut-off Date is 2.982%, with the margins ranging from 0.000% to 6.250%. Substantially all of the Group II HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

Group II Closed-end
Second Interest Rates:     100% Fixed Rate.

The Trust

Headlands Home Equity
Loan Trust 1999-1:         The Headlands Home Equity Loan Trust 1999-1 (the
                           "Trust") will issue the Class A-1 and Class A-2
                           Notes. The Class A-1 Notes are supported by the Group
                           I Mortgage Loans. As of the Closing Date, the Class
                           A-1 Notes will represent 99.25% of the mortgage loan balance of the Group I Mortgage Loans as of the Cut-off Date. The Class A-2 Notes are supported by the Group II Mortgage Loans. As of the Closing Date, the Class A-2 Notes will represent 99.25% of the mortgage loan balance of the Group II Mortgage Loans as of the Cut-off Date.

                           The property of the Trust, as of the Closing Date, will consist primarily of the Group I Mortgage Loans and the Group II Mortgage Loans, the Surety Policies and the Reserve Fund.

GREENWICH CAPITAL
- --------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


The Notes

Class A-1 Notes:           The Class A-1 Notes will initially evidence
                           approximately 99.25% of the Group I Mortgage Loan
                           Balance as of the Cut-off Date. The Class A-1 Notes receive distributions of principal in the manner described below. The Class A-1 Notes will receive interest on each Distribution Date based on a variable rate described more fully below.

Class A-2 Notes:           The Class A-2 Notes will initially evidence
                           approximately 99.25% of the Group II Mortgage Loan
                           Balance as of the Cut-off Date. The Class A-2 Notes receive distributions of principal in the manner described below. The Class A-2 Notes will receive interest on each Distribution Date based on a variable rate described more fully below.

Credit Enhancement

Credit Enhancement:        The Noteholders will have the benefit of the
                           following credit enhancement;
                              (a) Excess Interest Collections (described below);
                              (b) the Overcollateralization Amount (described
                                  below);
                              (c) Cross Collateralization (described below);
                              (d) the Surety Policies (described below);
                              (e) the Reserve Fund (described below).

Excess
Interest Collections:      For each class of Notes, the related interest
                           collections minus the sum of (i) the related Class A
                           Note Interest Paid; (ii) the related Servicing Fee
                           Paid; (iii) the related Premium Paid to Ambac and any unreimbursed draws on the Policy; and (iv) the related Trustee Fees Paid.

Class A-1
Overcollateralization
Amount: The Class A-1 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-1 Accelerated Principal Distribution Amounts") up to 3.50% of the Group I Mortgage Loan Balance as of the Cut-off Date (the "Class A-1 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-1 Notes relative to the underlying Group I Mortgage Loans. On any Distribution Date, the Class A-1 Overcollateralization Amount will be the amount by which the Group I Mortgage Loan Balance exceeds the Class A-1 Note Principal Balance. On any Distribution Date on which the Group I Mortgage Loan Balance does not exceed the Class A-1 Note Principal Balance by the Class A-1 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-1 Noteholders to increase the Class A-1 Overcollateralization Amount to the Class A-1 Required Overcollateralization Amount.

GREENWICH CAPITAL
- --------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class A-2
Overcollateralization
Amount: The Class A-2 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-2 Accelerated Principal Distribution Amounts") up to 3.50% of the Group II Mortgage Loan Balance as of the Cut-off Date (the "Class A-2 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-2 Notes relative to the underlying Group II Mortgage Loans. On any Distribution Date, the Class A-2 Overcollateralization Amount will be the amount by which the Group II Mortgage Loan Balance exceeds the Class A-2 Note Principal Balance. On any Distribution Date on which the Group II Mortgage Loan Balance does not exceed the Class A-2 Note Principal Balance by the Class A-2 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-2 Noteholders to increase the Class A-2 Overcollateralization Amount to the Class A-2 Required Overcollateralization Amount.

Cross Collateralization:   After paying the "OC Deficit" (the amount by which
                           the Note Principal Balance exceeds the related Group
                           Mortgage Loan Balance) on the related class of Notes from the related Excess Interest Collections, any remaining amounts will be used (i) to pay accrued and unpaid interest to the other unrelated class of Notes; (ii) to pay the OC Deficit on the unrelated class of Notes (iii) to pay unreimbursed draws on the Policy with respect to the unrelated class of Notes;
                           (iv) to increase the Overcollateralization Amount on the related mortgage loan group to the Required
                           Overcollateralization Amount and (v) to fund the Reserve Fund up to the Reserve Fund Target Amount.

The Surety Policies:       Ambac Assurance Corporation will issue a note
                           insurance policy with respect to each Class of Notes which will guarantee timely interest and ultimate repayment of principal to the Noteholders.

 Reserve Fund:             The Reserve Fund will initially be $0 on the Closing
                           Date and then will be funded on each Distribution
                           Date up to the Reserve Fund Target Amount. The
                           "Reserve Fund Target Amount" will be equal to the sum of (i) the amount by which the Class A-1
                           Overcollateralization Amount is less than the Class
                           A-1 Required Overcollateralization Amount; and (ii) the amount by which the Class A-2
                           Overcollateralization Amount is less than the Class
                           A-2 Required Overcollateralization Amount. The
                           Reserve Fund may be used to fund interest shortfalls and OC Deficits on both classes of Notes.

Stepdown Date:             On or after the Distribution Date occurring in
                           January 2003, the required targets for the Class A-1
                           Overcollateralization and the Class A-2
                           Overcollateralization will each be allowed to step down to 7.00% of the mortgage loan balance of the related mortgage loan group as of the end of the related Collection Period, subject to a floor of 0.50% of the related group mortgage loan balance as of the Cut-off Date.

GREENWICH CAPITAL
- --------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Distributions on the Class A-1 and Class A-2 Notes

Principal Distributions

Managed Am. Period:        The Managed Amortization Period will begin on the
                           Closing Date and end on the Distribution Date occurring in September 2004 or earlier upon the occurrence of a Rapid Amortization Event (as described below). During the Managed Amortization
                           Period, the Class A-1 and Class A-2 Noteholders will receive (a) the lesser of (i) the related Maximum
                           Principal Payment (as defined herein) and (ii) the related Alternative Principal Payment (as defined herein) minus (b) the related Overcollateralization
                           Reduction Amount (as defined herein). The related
                           "Overcollateralization Reduction Amount" is the amount by which the related Overcollateralization
                           Amount exceeds the related Required
                           Overcollateralization Amount. The "Maximum Principal
                           Payment" is equal to 100% of the related principal collections for such Distribution Date. The
                           "Alternative Principal Payment" is equal to the amount (not less than zero) of related principal collections for such Distribution Date less the aggregate of related additional draws on existing
                           Trust HELOCs created during such Distribution Date.

Rapid Am. Period:          Commencing no later than the Distribution Date
                           occurring in October 2004 (or earlier, upon the occurrence of a Rapid Amortization Event (as described below)), the Class A-1 and Class A-2
                           Noteholders will receive (a) the lesser of (i) the related Maximum Principal Payment and (ii) the then outstanding related Note Principal Balance minus (b) the related Overcollateralization Reduction Amount.

Rapid Am. Event:           With respect to each Class of Notes, any of the
                           following events described below:

                              a)  failure on the part of the Company, the
                                  Servicer or the Sponsor (i) to make a payment or deposit required under the Sale and Servicing Agreement or the Insurance Agreement within two Business Days after notification that such payment or deposit is required to be made or (ii) to observe or perform in any material respect any other covenants or agreements of the Company, the Servicer or of the Sponsor set forth in the Sale and Servicing Agreement or the Insurance Agreement or the Indenture, which failure continues unremedied for a period of 60 days after written notice;

                                  b) any representation or warranty made by the Company, the Servicer or the Sponsor in the Sale and Servicing Agreement or the Insurance Agreement or the Indenture proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Noteholders or the Insurer are materially and adversely affected;

GREENWICH CAPITAL
- --------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                  provided, however, that a Rapid Amortization
                                  Event shall not be deemed to occur if the Company, the Servicer or the Sponsor has purchased the related Mortgage Loan or Mortgage Loans if applicable during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Insurer) in accordance with the provisions of the Indenture;

                              c)  the occurrence of certain events of
                                  bankruptcy, insolvency or receivership
                                  relating to the Company, the Sponsor or
                                  relating to the Trust;

                              d) the Trust becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

                              e) the aggregate of all draws related to the Class A-1 or Class A-2 Notes under the Policy exceeds 1% of the related group mortgage loan balance as of the Cut-off Date;

                              f)  the default in payment of any interest,
                                  principal, or any installment of principal on the related Class of Notes when the same becomes due and payable, if such default shall continue for a period of five days;

                              g)  a Servicer Termination Delinquency Rate
                                  Trigger or Servicer Termination Loss Trigger, as those terms are defined in the Insurance Agreement, has occurred and is continuing.

Interest Distributions

Interest Distributions:    Interest will be distributed on the Class A-1
                           Noteholders at a rate equal to the lesser of (a) One
                           Month LIBOR plus a margin of 35.5 basis points based on the actual number of days elapsed since the prior
                           Distribution Date (or in the case of the first
                           Distribution Date, from the Closing Date) and (b) the related Maximum Rate. Interest will be distributed on the Class A-2 Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus a margin of 40 basis points based on the actual number of days elapsed since the prior Distribution Date (or in the case of the first Distribution Date, from the Closing
                           Date) and (b) the related Maximum Rate. The margin on each Class of Notes will double if the optional termination is not exercised.

                           The "Maximum Rate" is equal to the lesser of (x) the weighted average of the loan rates minus (i) the Servicing Fee Rate, (ii) the Insurance Premium Fee Rate; (iii) a spread carveout of 0.50% per annum after the twelfth Distribution Date and (iv) the Indenture and Owner Trustee Fee Rates and (y) 15.50%. Should the Noteholders receive an interest amount based on clause (x) above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed will first be allocated to Noteholders accrued interest due and any

GREENWICH CAPITAL
- --------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           overdue accrued interest (with interest), then Deferred Interest (with interest). In no event are Deferred Interest Amounts rated by the Rating Agencies or guaranteed under the Policy.


The Seller and Servicer

The Company was incorporated in California and commenced its mortgage banking business in 1986. On February 10, 1998 the Company sold 8 million shares offered at $12 per share through an initial pubic offering (Symbol "HDLD" listed on the Nasdaq).

Prior to July 1, 1993, the Company's originated mortgage loans were funded by, and in the name of, First California Mortgage Company ("FCMC"). On July 1, 1993, the Company began originating mortgage loans in its own name as an authorized seller/servicer with FCMC acting as subservicer for the Company with respect to newly originated mortgage loans. By February 1994, the Company's Servicing Center became operational, and all of the servicing functions were transferred from FCMC to the Servicing Center by June, 1994.

The Company has 11 wholesale branches and a network of approximately 5,060 mortgage brokers. In addition, the Company initiated its correspondent and retail lending divisions in 1994 to access new mortgage loan origination markets.

On December 8, 1998, Greenpoint Financial Corp. reached a definitive agreement to acquire the Company in a stock transaction worth about $473 million. On March 30, 1999, Greenpoint Financial Corp. completed the acquisition of Headlands Mortgage Company. The acquisition was accounted for as a tax-free pooling of interests, with 0.62 shares of Greenpont Financial Corp. stock being exchanged for each share of Headlands stock. Headlands currently operates as a unit of Greenpoint Bank.

GreenPoint Financial Corp. (NYSE: GPT) is a leading national specialty home finance company with three principal subsidiaries. GreenPoint Mortgage, a national mortgage banking company headquartered in Charlotte, is a leading national lender in no-documentation residential mortgages. GreenPoint Credit, headquartered in San Diego, is the second largest lender nationally in the manufactured housing finance industry. GreenPoint Bank, a New York State chartered savings bank, has $10.9 billion in deposits in 73 branches serving more than 400,000 households in the Greater New York City area.


GREENWICH CAPITAL
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